Exhibit (a)(1)(B)

LETTER OF TRANSMITTAL

with respect to

OFFERS BY BOFA SECURITIES, INC. TO PURCHASE FOR CASH UP TO $1.5 BILLION IN AGGREGATE LIQUIDATION PREFERENCE OF THE OUTSTANDING SECURITIES OF

BANK OF AMERICA CORPORATION LISTED BELOW

PURSUANT TO THE OFFER TO PURCHASE, DATED NOVEMBER 10, 2022 (THE “OFFER TO PURCHASE”)

Depositary Shares, each representing a 1/1,000th interest in a share of

4.125% Non-Cumulative Preferred Stock, Series PP (CUSIP No. 06055H608)

Depositary Shares, each representing a 1/1,000th interest in a share of

4.250% Non-Cumulative Preferred Stock, Series QQ (CUSIP No. 06055H806)

Depositary Shares, each representing a 1/1,000th interest in a share of

4.375% Non-Cumulative Preferred Stock, Series NN (CUSIP No. 06055H400)

Depositary Shares, each representing a 1/1,000th interest in a share of

Floating Rate Non-Cumulative Preferred Stock, Series E (CUSIP No. 060505815)

Depositary Shares, each representing a 1/1,200th interest in a share of

Floating Rate Non-Cumulative Preferred Stock, Series 1 (CUSIP No. 060505633)

Depositary Shares, each representing a 1/1,000th interest in a share of

4.750% Non-Cumulative Preferred Stock, Series SS (CUSIP No. 06055H871)

Depositary Shares, each representing a 1/1,000th interest in a share of

5.000% Non-Cumulative Preferred Stock, Series LL (CUSIP No. 06055H202)

Depositary Shares, each representing a 1/25th interest in a share of

4.375% Fixed-Rate Reset Non-Cumulative Preferred Stock, Series RR (CUSIP No. 060505GB4)

Depositary Shares, each representing a 1/25th interest in a share of

Fixed-to-Floating Rate Non-Cumulative Preferred Stock, Series MM (CUSIP No. 060505FQ2)

Depositary Shares, each representing a 1/1,000th interest in a share of

5.375% Non-Cumulative Preferred Stock, Series KK (CUSIP No. 06053U601)

Depositary Shares, each representing a 1/25th interest in a share of

Fixed-to-Floating Rate Non-Cumulative Preferred Stock, Series FF (CUSIP No. 060505FL3)

Depositary Shares, each representing a 1/1,200th interest in a share of

Floating Rate Non-Cumulative Preferred Stock, Series 5 (CUSIP No. 060505583)

Depositary Shares, each representing a 1/1,000th interest in a share of

5.875% Non-Cumulative Preferred Stock, Series HH (CUSIP No. 060505195)

Depositary Shares, each representing a 1/25th interest in a share of

Fixed-to-Floating Rate Non-Cumulative Preferred Stock, Series JJ (CUSIP No. 060505FP4)

THE OFFERS (AS DEFINED BELOW) AND WITHDRAWAL RIGHTS WILL EXPIRE AT ONE MINUTE AFTER 11:59 P.M., NEW YORK CITY TIME, ON DECEMBER 9, 2022, UNLESS EXTENDED OR EARLIER TERMINATED BY BOFA SECURITIES, INC. (SUCH TIME AND DATE, AS THE SAME MAY BE EXTENDED, THE “EXPIRATION DATE”).

This Letter of Transmittal is for use in connection with tenders of the Depositary Shares listed above pursuant to the Offers unless holders are tendering Depositary Shares through DTC’s Automated Tender Offer Program (“ATOP”). This Letter of Transmittal need not be completed by holders tendering Depositary Shares through ATOP.

The Tender Agent for the Offers is:

D.F. King & Co., Inc.

48 Wall Street

New York, New York 10005

Banks and Brokers, Call Collect:

(212) 269-5550

All Others, Call Toll Free:

(800) 713-9960

Email: bofa@dfking.com

By Regular, Registered or Certified Mail; Hand or Overnight Delivery: D.F. King & Co., Inc. 48 Wall Street, 22nd Floor New York, New York 10005	By Facsimile Transmission (for Eligible Institutions Only): (212) 702-3328 Confirmation: (212) 232-3233

This Letter of Transmittal (this “Letter of Transmittal”) is being delivered to you in connection with 14 concurrent, but separate, offers (collectively, the “Offers,” and each an “Offer”) by BofA Securities, Inc. (“BofA Securities” or the “Offeror”), to purchase for cash up to $1.5 billion in aggregate Liquidation Preference of depositary shares representing fractional interests in 14 separate series of Bank of America Corporation (“Bank of America”) preferred stock, par value $.01 per share, as listed above (such depositary shares, collectively, the “Depositary Shares,” and such depositary shares representing a specific series of such preferred stock, a “series” of Depositary Shares), upon the terms and subject to the conditions set forth in the Offer to Purchase (together with this Letter of Transmittal, the “Offer Documents”). Capitalized terms used but not defined herein shall have the same meanings given to them in the Offer to Purchase.

All of the Depositary Shares are held in book-entry form through the facilities of the Depository Trust Company (“DTC”). You should use this Letter of Transmittal if you are causing the Depositary Shares to be delivered by book-entry transfer to the Tender Agent’s applicable account at DTC pursuant to the procedures set forth in Section 3, “Procedures for Tendering the Depositary Shares” in the Offer to Purchase and acceptance of the applicable Offer is not being transmitted through ATOP. Only financial institutions that are participants in DTC’s book-entry system may make book-entry delivery of the Depositary Shares. Holders that are tendering by book-entry transfer to the Tender Agent’s account at DTC can execute the tender through ATOP, for which the Offers will be eligible, pursuant to the procedures set forth in Section 3, “Procedures for Tendering the Depositary Shares” in the Offer to Purchase.

DTC participants that are accepting the applicable Offer through ATOP may transmit their acceptance of such Offer to DTC, which will verify the acceptance and execute a book-entry delivery to the Tender Agent’s account at DTC. DTC will then send an “Agent’s Message” (as described in the Offer to Purchase) to the Tender Agent for its acceptance. Delivery of the Agent’s Message by DTC means that DTC has received an express acknowledgment from the DTC participant described in such Agent’s Message that such DTC participant has received and agrees to be bound by the terms of the Offers as set forth in the Offer to Purchase and this Letter of Transmittal and that BofA Securities may enforce such agreement against such participant.

BEFORE COMPLETING THIS LETTER OF TRANSMITTAL, YOU SHOULD READ THE OFFER TO PURCHASE, INCLUDING ANNEX 1 THERETO, IN ITS ENTIRETY FOR A DESCRIPTION OF THE COMPLETE TERMS OF THE OFFERS. The instructions accompanying this Letter of Transmittal also should be read carefully and in their entirety before completing this Letter of Transmittal.

Delivery of this Letter of Transmittal to an address, or transmission of this Letter of Transmittal via facsimile to a number, other than as set forth on the cover page of this Letter of Transmittal, will not constitute a valid delivery to the Tender Agent.

	DESCRIPTION OF DEPOSITARY SHARES TENDERED
Name(s) and Address(es) of Holder(s) or Names of DTC Participant and Each Participant’s DTC Account Number in which Depositary Shares are Held (Please fill in, if blank)	Depositary Shares Description	Liquidation Preference (as defined in the Offer to Purchase) [A]	Number of Depositary Shares Represented[1] [B]	Aggregate Liquidation Preference Represented[2,3] [A x B]	Number of Depositary Shares Tendered[1] [C]	Aggregate Liquidation Preference Represented by Depositary Shares Tendered[2,3] [A x C]
	Depositary Shares, each representing a 1/1,000th interest in a share of 4.125% Non-Cumulative Preferred Stock, Series PP (CUSIP No. 06055H608)	$25.00
	Depositary Shares, each representing a 1/1,000th interest in a share of 4.250% Non-Cumulative Preferred Stock, Series QQ (CUSIP No. 06055H806)	$25.00
	Depositary Shares, each representing a 1/1,000th interest in a share of 4.375% Non-Cumulative Preferred Stock, Series NN (CUSIP No. 06055H400)	$25.00
	Depositary Shares, each representing a 1/1,000th interest in a share of Floating Rate Non-Cumulative Preferred Stock, Series E (CUSIP No. 060505815)	$25.00
	Depositary Shares, each representing a 1/1,200th interest in a share of Floating Rate Non-Cumulative Preferred Stock, Series 1 (CUSIP No. 060505633)	$25.00
	Depositary Shares, each representing a 1/1,000th interest in a share of 4.750% Non-Cumulative Preferred Stock, Series SS (CUSIP No. 06055H871)	$25.00
	Depositary Shares, each representing a 1/1,000th interest in a share of 5.000% Non-Cumulative Preferred Stock, Series LL (CUSIP No. 06055H202)	$25.00
	Depositary Shares, each representing a 1/25th interest in a share of 4.375% Fixed-Rate Reset Non-Cumulative Preferred Stock, Series RR (CUSIP No. 060505GB4)	$1,000.00
	Depositary Shares, each representing a 1/25th interest in a share of Fixed-to-Floating Rate Non-Cumulative Preferred Stock, Series MM (CUSIP No. 060505FQ2)	$1,000.00
	Depositary Shares, each representing a 1/1,000th interest in a share of 5.375% Non-Cumulative Preferred Stock, Series KK (CUSIP No. 06053U601)	$25.00
	Depositary Shares, each representing a 1/25th interest in a share of Fixed-to-Floating Rate Non-Cumulative Preferred Stock, Series FF (CUSIP No. 060505FL3)	$1,000.00
	Depositary Shares, each representing a 1/1,200th interest in a share of Floating Rate Non-Cumulative Preferred Stock, Series 5 (CUSIP No. 060505583)	$25.00

	DESCRIPTION OF DEPOSITARY SHARES TENDERED
Name(s) and Address(es) of Holder(s) or Names of DTC Participant and Each Participant’s DTC Account Number in which Depositary Shares are Held (Please fill in, if blank)	Depositary Shares Description	Liquidation Preference (as defined in the Offer to Purchase) [A]	Number of Depositary Shares Represented[1] [B]	Aggregate Liquidation Preference Represented[2,3] [A x B]	Number of Depositary Shares Tendered[1] [C]	Aggregate Liquidation Preference Represented by Depositary Shares Tendered[2,3] [A x C]
	Depositary Shares, each representing a 1/1,000th interest in a share of 5.875% Non-Cumulative Preferred Stock, Series HH (CUSIP No. 060505195)	$25.00
	Depositary Shares, each representing a 1/25th interest in a share of Fixed-to-Floating Rate Non-Cumulative Preferred Stock, Series JJ (CUSIP No. 060505FP4)	$1,000.00

[1]   Unless otherwise indicated in the column labeled “Number of Depositary Shares Tendered” and subject to the terms and conditions of the Offers set forth in the Offer to Purchase, a holder will be deemed to have tendered the entire number of Depositary Shares indicated in the column labeled “Number of Depositary Shares Represented.” See Instruction 4.

[2]   Unless otherwise indicated in the column “Aggregate Liquidation Preference Represented by Depositary Shares Tendered,” any tendering holder will be deemed to have tendered the entire aggregate Liquidation Preference amount represented by the Depositary Shares indicated in the column labeled “Aggregate Liquidation Preference Represented.” See Instruction 4.

[3]   The “Liquidation Preference” for a Depositary Share of a series, as defined in the Offer to Purchase, means $1,000 for each Series RR, Series MM, Series FF and Series JJ and $25 for each Depositary Share of all other series.

PLEASE COMPLETE THE FOLLOWING:

METHOD OF DELIVERY

☐   CHECK HERE IF TENDERED DEPOSITARY SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE TENDER AGENT WITH DTC AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN DTC MAY DELIVER DEPOSITARY SHARES BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution:

DTC Account Number:

Date Tendered:

Transaction Code Number:

NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

The undersigned hereby tenders to BofA Securities, upon the terms and subject to the conditions set forth in the Offer to Purchase, receipt of which is hereby acknowledged, and in accordance with this Letter of Transmittal, the number of Depositary Shares indicated in the table above entitled “Description of Depositary Shares Tendered” under the column labeled “Number of Depositary Shares Tendered” (or, if nothing is indicated therein, the entire number of Depositary Shares indicated in the column labeled “Number of Depositary Shares Represented”).

Subject to and effective upon acceptance for purchase, and payment for, Depositary Shares tendered with this Letter of Transmittal in accordance with the terms and subject to the conditions of the Offers, the undersigned hereby (1) sells, assigns and transfers to or upon the order of BofA Securities all right, title and interest in and to all of the Depositary Shares tendered hereby and Preferred Stock represented thereby which are so accepted and paid for; (2) orders the registration of Depositary Shares tendered by book-entry transfer that are purchased under an Offer to or upon the order of BofA Securities; and (3) appoints the Tender Agent as attorney-in-fact of the undersigned with respect to such Depositary Shares, with the full knowledge that the Tender Agent also acts as the agent of BofA Securities, with full power of substitution (such power of attorney being an irrevocable power coupled with an interest), to perform the following functions:

(a) transfer ownership of such Depositary Shares on the account books maintained by DTC, together with all accompanying evidences of transfer and authenticity, to or upon the order of BofA Securities; and

(b) receive all benefits and otherwise exercise all rights of beneficial ownership of such Depositary Shares, subject to the next paragraph, all in accordance with the terms of the Offers.

The undersigned hereby covenants, represents and warrants to BofA Securities that:

(a) the undersigned has full power and authority to tender, sell, assign and transfer the Depositary Shares tendered hereby;

(b) when and to the extent BofA Securities accepts the Depositary Shares for purchase, BofA Securities will acquire good and unencumbered title to them, free and clear of all liens, restrictions, claims, charges and encumbrances, and the Depositary Shares will not be subject to any adverse claims or rights;

(c) the undersigned will, upon request, execute and deliver any additional documents deemed by the Tender Agent or BofA Securities to be necessary or desirable to complete the sale, assignment and transfer of the Depositary Shares tendered hereby and accepted for purchase; and

(d) the undersigned agrees to all of the terms of the applicable Offer.

The undersigned understands that tendering Depositary Shares pursuant to the procedures described in Section 3, “Procedures for Tendering the Depositary Shares” in the Offer to Purchase and in the instructions to this Letter of Transmittal, and the acceptance thereof by BofA Securities, will constitute a binding agreement between the undersigned and BofA Securities upon the terms and subject to the conditions of the applicable Offer.

The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, BofA Securities may terminate or amend a given Offer, or may postpone the acceptance for purchase of, or the payment for, Depositary Shares tendered in an Offer.

The names and addresses of the registered holders of Depositary Shares, or DTC participants, should be printed above, exactly as they appear on a security position listing as the owner of the Depositary Shares. The DTC participant’s account number, the number of Depositary Shares (and corresponding Liquidation Preference) held in such account and the number of Depositary Shares (and corresponding Liquidation Preference) to be tendered in a given Offer shall be set forth in the appropriate boxes above.

Unless otherwise indicated under “Special Payment and Delivery Instructions,” please transfer to the account at the DTC designated above an amount equal to the aggregate Total Consideration for any Depositary Shares purchased (less the amount of any federal income or backup withholding tax required to be withheld) and/or return any Depositary Shares not tendered or not purchased.

The undersigned recognizes that BofA Securities has no obligation, under the Special Payment and Delivery Instructions, to order the registration or transfer of Depositary Shares tendered by book-entry transfer.

All authority conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligations or duties of the undersigned under this Letter of Transmittal shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

HOLDERS PLEASE SIGN HERE

(See Instructions 1 and 5)

(Please also provide IRS Form W-9 or IRS Form W-8BEN, IRS Form W-8BEN-E or other

IRS Form W-8, as applicable)

If this Letter of Transmittal is signed by a DTC participant whose name is shown as the owner of the Depositary Shares tendered hereby, the signature must correspond with the name shown on the security position listing as the owner of such Depositary Shares. If the Depositary Shares are registered in the names of two or more joint holders, each holder must sign this Letter of Transmittal. If this Letter of Transmittal is signed by a trustee, executor, administrator, guardian, attorney in fact, officer of a corporation or any other person acting in a fiduciary or representative capacity, that person should so indicate when signing and must submit proper evidence satisfactory to BofA Securities of his or her authority to so act. See Instruction 5.

X
(Signature(s) of Registered Holder(s) or Authorized Signatory)

Dated:	, 2022

Name(s):
(Please Type or Print)

Capacity (full title):

Address (Including Zip Code):

Area Code and Telephone No.:

Tax Identification or Social Security No.:

SIGNATURE GUARANTEE (If required, see Instructions 1 and 5)

Name:
(Please Print)

Name of Firm:

Address:

Address Line 2:

Address Line 3:
Please Include Zip/Postal Code

(County Code/Area Code) Telephone Number:

SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS (See Instructions 2, 5, 7 and 8)

To be completed ONLY if a check for the Total Consideration for any Depositary Shares is to be issued to the order of someone other than the person or persons whose signature(s) appears within this Letter of Transmittal, or issued to an address different from that shown in the box titled “Description of Depositary Shares Tendered” within this Letter of Transmittal, or if Depositary Shares tendered by book-entry transfer that are not accepted for purchase are to be credited to an account maintained at the book-entry transfer facility other than the one designated above.

☐ Payment Check(s)

Name(s):
(Please Print)

Address:
(Include Zip Code)
Taxpayer Identification Number, Social Security Number or Employer Identification Number (Please also provide IRS Form W-9, IRS Form W-8BEN, IRS Form W-8BEN-E or other applicable IRS Form)

☐ Credit unpurchased Depositary Shares by book-entry to the book-entry transfer facility account set forth below:

DTC Account Number:

Number of Account Party:

INSTRUCTIONS TO LETTER OF TRANSMITTAL

Forming Part of the Terms of the Offer

1. Guarantee of Signatures.

Except as otherwise provided in this Instruction 1, all signatures on this Letter of Transmittal must be guaranteed by a financial institution that is a participant in the Securities Transfer Agents Medallion Program or a bank, broker, dealer, credit union, savings association or other entity which is an “eligible guarantor institution” (an “Eligible Institution”) as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended. Signatures on this Letter of Transmittal need not be guaranteed if either (a) this Letter of Transmittal is signed by any DTC participant whose name appears on a security position listing as the owner of Depositary Shares tendered herewith and such participant(s) have not completed either of the boxes within “Special Payment and Delivery Instructions” in this Letter of Transmittal; or (b) such Depositary Shares are tendered for the account of an Eligible Institution. The signatures on these documents also may need to be guaranteed.

2. Delivery of Letter of Transmittal; No Guaranteed Delivery Procedures.

To tender Depositary Shares, a properly completed and duly executed copy or facsimile of this Letter of Transmittal or an Agent’s Message, and a confirmation of a book-entry transfer of Depositary Shares into the Tender Agent’s applicable account with the DTC, and any other documents required by this Letter of Transmittal, must be received by the Tender Agent at or prior to the Expiration Date. THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS TO THE TENDER AGENT, INCLUDING DELIVERY THROUGH DTC, AND ANY ACCEPTANCE OF AN AGENT’S MESSAGE TRANSMITTED THROUGH ATOP, IS AT THE ELECTION AND RISK OF THE HOLDER TENDERING DEPOSITARY SHARES. IF SUCH DELIVERY IS MADE BY MAIL, IT IS SUGGESTED THAT THE HOLDER USE PROPERLY INSURED, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED AND THAT SUFFICIENT TIME BE ALLOWED TO ASSURE TIMELY DELIVERY. Except as otherwise provided below, the delivery will be made when actually received by the Tender Agent. This Letter of Transmittal and any other required documents should be sent only to the Tender Agent, not to BofA Securities, Bank of America or DTC.

Pursuant to authority granted by DTC, any DTC participant that has Depositary Shares credited to its DTC account at any time (and thereby held of record by DTC’s nominee) may directly tender such Depositary Shares as though it were the registered holder by so completing, executing and delivering this Letter of Transmittal or delivering an Agent’s Message. Tenders of Depositary Shares will be accepted in accordance with the procedures described in the preceding sentence and otherwise in compliance with this Letter of Transmittal.

The method of delivery of this Letter of Transmittal, Depositary Shares and all other required documents to the Tender Agent is at the election and risk of the holders.

No alternative, conditional or contingent tenders of Depositary Shares will be accepted. Except as otherwise provided below, the delivery will be deemed made when the delivery is actually received or confirmed by the Tender Agent. This Letter of Transmittal should be sent only to the Tender Agent. The Tender Agent will not accept any tender materials other than Letters of Transmittal and the DTC participants’ Agent’s Message.

BofA Securities has not provided for and will not accept tenders of Depositary Shares by guaranteed delivery procedures.

All tendering holders of Depositary Shares, by execution of this Letter of Transmittal or a manually signed facsimile of this Letter of Transmittal, or delivery of an Agent’s Message, waive any right to receive any notice of the acceptance of their tender.

3. Inadequate Space.

If the space provided in the box captioned “Description of Depositary Shares Tendered” is inadequate, then you should list relevant information on a separate signed schedule attached to this Letter of Transmittal.

4. Partial Tenders and Unpurchased Depositary Shares.

The Series RR Depositary Shares, Series MM Depositary Shares, Series FF Depositary Shares and Series JJ Depositary Shares may be tendered and accepted only in liquidation preference amounts equal to minimum denominations of $1,000 and integral multiples in excess thereof; all other series of Depositary Shares may be tendered and accepted only in liquidation preference amounts equal to minimum denominations of $25 and integral multiples in excess thereof. If fewer than all of the Depositary Shares owned by a holder are tendered, the holder must fill in the number of shares of Depositary Shares tendered in the fifth column of the box titled “Description of Depositary Shares Tendered” herein. The entire number of shares of Depositary Shares delivered to the Tender Agent will be deemed to have been tendered, unless otherwise indicated.

5. Signatures on Letter of Transmittal; Stock Powers and Endorsements.

a. Exact Signatures.

If this Letter of Transmittal is signed by a DTC participant whose name is shown as the owner of the Depositary Shares tendered hereby, the signature must correspond with the name shown on the security position listing as the owner of such Depositary Shares.

b. Joint Holders.

If the Depositary Shares are registered in the names of two or more joint holders, each holder must sign this Letter of Transmittal.

c. Signatures of Fiduciaries.

If this Letter of Transmittal is signed by a trustee, executor, administrator, guardian, attorney in fact, officer of a corporation or any other person acting in a fiduciary or representative capacity, that person should so indicate when signing and must submit proper evidence satisfactory to BofA Securities of his or her authority to so act.

6. Stock Transfer Taxes.

Except as provided in this Instruction 6, no stock transfer tax stamps or funds to cover such stamps need to accompany this Letter of Transmittal. BofA Securities will pay or cause to be paid any U.S. stock transfer taxes payable on the transfer to it of Depositary Shares purchased in an Offer. If, however, payment of the Total Consideration for such Depositary Shares is to be made to any person other than the registered holder(s), or tendered Depositary Shares are registered in the name of any person other than the name of the person(s) signing this Letter of Transmittal, then the Tender Agent will deduct from such Total Consideration the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person(s) or otherwise) payable on account of the transfer of cash or stock thereby made to such person, unless satisfactory evidence of the payment of such taxes or an exemption from them is submitted with this Letter of Transmittal.

7. Special Payment and Delivery Instructions.

If any of the following conditions holds:

a. check(s) for the Total Consideration for any Depositary Shares purchased pursuant to a given Offer are to be issued to a person other than the person(s) signing this Letter of Transmittal;

b. check(s) for the Total Consideration for any Depositary Shares purchased pursuant to a given Offer are to be sent to any person other than the person signing this Letter of Transmittal, or to the person signing this Letter of Transmittal, but at a different address; or

c. Depositary Shares tendered by book-entry transfer that are not accepted for purchase are to be credited to an account maintained at the book-entry transfer facility other than the one designated above, then, in any such case, you must complete the appropriate box within “Special Payment and Delivery Instructions” as applicable in this Letter of Transmittal and make sure that the signatures herein are guaranteed as described in Instructions 1 and 5.

8. Tax Identification Number and Backup Withholding.

U.S. federal income tax laws generally require a tendering U.S. holder or other payee to provide the Tender Agent with such holder’s correct taxpayer identification number (“TIN”) and a certification that such stockholder is not subject to backup withholding on IRS Form W-9, or, alternatively, to establish another basis for exemption from backup withholding. In addition to penalties, failure to provide the Tender Agent with the correct information and certification or an adequate basis for an exemption from backup withholding may result in backup withholding at a current rate of 24% on all payments made to noncompliant stockholders or other payees pursuant to an Offer. Any amounts withheld under the backup withholding rules will be allowed as a credit against the stockholder’s or other payee’s U.S. federal income tax liability. If withholding results in an overpayment of taxes, the stockholder or other payee may obtain a refund if the required information is timely provided to the IRS. In order to avoid backup withholding, each tendering stockholder that is a U.S. person must provide (i) its correct TIN by completing IRS Form W-9, certifying, under penalties of perjury, (1) that the TIN provided is correct (or that such stockholder is awaiting a TIN), (2) that (A) the stockholder is exempt from backup withholding, or (B) the IRS has not notified the stockholder that such stockholder is subject to backup withholding as a result of a failure to report all interest or dividends or (C) the IRS has notified the stockholder that such stockholder is no longer subject to backup withholding, and (3) that the stockholder is a U.S. person (including a U.S. resident alien), or (ii), if applicable, an adequate basis for exemption. If the tendering U.S. holder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such U.S. holder should write “Applied For” in the space provided for the TIN in Part I of IRS Form W-9, and sign and date IRS Form W-9. If “Applied For” is written in Part I and the Tender Agent is not provided with a TIN by the time of payment, the Tender Agent will withhold 24% from any payments made to such U.S. holder pursuant to any given Offer. Certain stockholders (including, among others, corporations) are not subject to these backup withholding and reporting requirements but should indicate their exempt status on IRS Form W-9. For further information concerning backup withholding and instructions for completing IRS Form W-9 (including how to obtain a TIN if you do not have one and how to complete the IRS Form W-9 if Depositary Shares are held in more than one name), consult IRS Form W-9 and related instructions.

In order for a tendering non-U.S. holder or other payee to qualify as an exempt recipient with respect to backup withholding, such holder or payee must submit to the Tender Agent a properly completed IRS Form W-8BEN, IRS Form W8-BEN-E, IRS Form W-8ECI or IRS Form W-8IMY (with any appropriate attachments), as applicable (instead of IRS Form W-9), signed under penalties of perjury, attesting to such person’s foreign status. Such forms may obtained from the Tender Agent or at the IRS website, www.irs.gov. Where Depositary Shares are tendered on behalf of the holder of Depositary Shares by a broker or other DTC participant, the foregoing IRS Forms and certifications generally must be provided by the holder of Depositary Shares to the DTC participant, instead of the Tender Agent, in accordance with the DTC participant’s applicable procedures.

All tendering holders are urged to read Section 13, “Certain Material U.S. Federal Income Tax Consequences” in the Offer to Purchase and consult their tax advisers regarding these backup withholding and reporting requirements.

FAILURE TO COMPLETE AND RETURN THE IRS FORM W-9 OR AN APPROPRIATE IRS FORM W-8 MAY RESULT IN BACKUP WITHHOLDING ON ANY PAYMENTS MADE TO YOU PURSUANT TO ANY OFFER.

9. Irregularities.

BofA Securities will determine in its sole discretion all questions as to the number of Depositary Shares to accept, and the validity, eligibility (including time of receipt), and acceptance for purchase of any tender of Depositary Shares. Any such determinations will be final and binding on all parties, subject to challenge in a court of competent jurisdiction. BofA Securities reserves the absolute right to reject any or all tenders of Depositary Shares it determines are not in proper form or the acceptance of which or payment for which may, in the opinion of BofA Securities, be unlawful. BofA Securities also reserves the absolute right to waive any of the conditions of a given Offer and any defect or irregularity in the tender of any particular Depositary Shares, and BofA Securities’ interpretation of the terms of each Offer, including these instructions, will be final and binding on all parties, subject to challenge in a court of competent jurisdiction. No tender of Depositary Shares will be deemed to be properly made until all defects and irregularities have been cured or waived. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as BofA Securities shall determine. None of BofA Securities, Bank of America, the Tender Agent or any other person is or will be obligated to give notice of any defects or irregularities in tenders and none of them will incur any liability for failure to give any such notice.

10. Questions; Requests for Assistance and Additional Copies.

Please direct any questions or requests for assistance or for additional copies of the Offer to Purchase or this Letter of Transmittal to the Information Agent at the telephone number and address set forth below. You may also contact your broker, dealer, commercial bank or trust company for assistance concerning the Offers.

Important: The Tender Agent must receive this Letter of Transmittal or verification of acceptance of an Offer from DTC through an Agent’s Message (together with book-entry transfer and all other required documents) before the Expiration Date.

YOU MUST COMPLETE AND SIGN EITHER IRS FORM W-9 OR THE APPLICABLE IRS FORM W-8. SUCH FORMS CAN BE OBTAINED FROM THE TENDER AGENT OR FROM WWW.IRS.GOV.

Any questions or requests for assistance or additional copies of the Offer to Purchase, the Letter of Transmittal and any supplements or amendments to the foregoing, may be directed to the Information Agent.

The Information Agent for the Offers is:

D.F. King & Co., Inc.

48 Wall Street

New York, New York 10005

Banks and Brokers, Call Collect:

(212) 269-5550

All Others, Call Toll Free:

(800) 713-9960

Email: bofa@dfking.com

The Tender Agent for the Offers is:

D.F. King & Co., Inc.

By Regular, Registered or Certified Mail; Hand or Overnight Delivery: D.F. King & Co., Inc. 48 Wall Street, 22nd Floor New York, New York 10005	By Facsimile Transmission (for Eligible Institutions Only) (212) 709-3328

For Confirmation of Facsimile Transmission by Telephone:

(212) 269-5552